Exhibit 99.1

Access National Declares Dividend, Reports Fourth Quarter Earnings

RESTON, Va.--(BUSINESS WIRE)--January 21, 2015--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank (Bank), reported fourth quarter 2014 net income of $3.5 million, or $0.34 per common share diluted.

According to CEO Michael Clarke, “We take great satisfaction in reporting on the exceptional results achieved during the fourth quarter and all of 2014. During these periods, we also celebrated the milestones of our 15th anniversary on December 1 and surpassed the $1 billion asset threshold during the third quarter. We are very grateful to our clients who recognize the tremendous value delivered by our professional staff.” He continued, “The fourth quarter of 2014 represented our 58th consecutive quarterly profit over our 60 quarter history. Our profitability this quarter enabled the Board of Directors to declare a cash dividend of $0.14 per share for holders of record as of February 05, 2015 and payable on February 25, 2015. The cash dividend is in addition to a $0.35 special cash dividend declared in December 2014 and is consistent with our objective of a routine dividend payout equal to 40%-50% of core earnings.”

Fourth quarter 2014 pretax earnings rose by $452 thousand or 9.1% when compared to fourth quarter pretax earnings 2013. This increase was due mainly to an increase in the mortgage segment pretax income of $491 thousand which was driven by a 37% or $30.8 million increase in mortgage loan originations when comparing fourth quarter 2014 to the same period in 2013. Pretax earnings for the year 2014 were $21.5 million, up $1.1 million or 5.2% from $20.4 million for the year 2013. Year over year, the banking segment pretax earnings increased $1.6 million or 9.0%, the mortgage segment pretax earnings increased by $164 thousand or 3.4% due to a $3.25 million nonrecurring pretax reserve release as reported in the third quarter of 2014, and the wealth management segment pretax loss decreased $401 thousand or 53.4%. Offsetting these increases was an increase in the other segments pretax loss of $1.1 million or 104% due mainly to a $707 thousand nonrecurring pretax impairment recorded in third quarter 2014.

Net interest margin for the year 2014 decreased from 3.85% to 3.80% when compared to 2013. On a linked quarter basis, the margin increased to 3.83% for the three months ended December 31, 2014 compared to 3.78% for the three months ended September 30, 2014.

On a consolidated basis, the Corporation reported annualized return on average assets of 1.39% and 1.45% for the three and twelve month periods ended December 31, 2014, respectively. Meanwhile, the annualized return on average equity was 13.98% and 14.47% for the three and twelve month periods ended December 31, 2014, respectively.

Total assets at December 31, 2014 amounted to $1.05 billion compared to $847.2 million at December 31, 2013, an overall increase of $205.7 million. An increase in loans held for investment of $89.3 million, a $30.9 million increase in interest-bearing balances, a $46.6 million growth in investment securities, a growth in loans held for sale of $20.7 million, and a $17.6 million increase in other assets due mainly to a $15 million BOLI purchase accounted for the majority of this increase. The fourth quarter of 2014 reflected loan growth in all categories of the loans held for investment portfolio with the exception of consumer loans. For the year, the portfolio of loans held for investment grew 13.0% or $89.5 million.

Total deposits at December 31, 2014 increased $182.5 million from December 31, 2013 due mainly to increases in Certificate of Deposit Account Registry Service (CDARS) deposits totaling $100.6 million, demand deposits of $63.0 million, and interest-bearing demand deposits of $30.9 million. Management continues to focus on expanding business banking relationships as evidenced by the 33.2% annual growth in demand deposits.

Non-performing assets (NPAs) decreased 36.0% to $1.6 million at December 31, 2014 from $2.5 million at December 31, 2013, representing 0.15% and 0.30% of total assets, respectively. The Bank did not have other real estate owned at December 31, 2014 while Access Real Estate, LLC had other real estate owned with a carrying value of $500 thousand. The allowance for loan losses was $13.4 million and $13.1 million or 1.73% and 1.91% of total loans held for investment as of December 31, 2014 and December 31, 2013, respectively.

Book value per common share increased from $8.79 at December 31, 2013 to $9.45 at December 31, 2014. The ratio of total equity to total assets for Access National Corporation and its subsidiary bank was 9.4% at December 31, 2014, within the Corporation’s target range of 8.00% to 10.50%.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the Company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	December 31,	December 31,
	2014	2013
(Dollars In Thousands)	(Unaudited)

ASSETS

Cash and due from banks	$9,804	$8,117

Interest-bearing balances and federal funds sold	46,225	15,302

Investment securities:
Available-for-sale, at fair value	125,080	76,552
Held-to-maturity, at amortized cost (fair value of $14,378 and $15,659)	14,309	16,277
Total investment securities	139,389	92,829

Restricted Stock, at amortized cost	8,961	8,559

Loans held for sale - at fair value	45,026	24,353

Loans held for investment net of allowance for loan losses of $13,399 and $13,136, respectively	763,204	673,919

Premises, equipment and land, net	6,926	8,389

Other assets	33,345	15,714

Total assets	$1,052,880	$847,182

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$252,875	$189,908

Savings and interest-bearing deposits	233,773	200,196

Time deposits	268,795	182,868

Total deposits	755,443	572,972

Short-term borrowings	185,635	172,855

Other liabilities and accrued expenses	12,898	10,221

Total Liabilities	953,976	756,048

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 10,469,569, and 10,369,420 shares, respectively	8,742	8,659

Additional paid in capital	18,538	17,320

Retained earnings	72,168	67,121

Accumulated other comprehensive loss, net	(544)	(1,966)

Total shareholders' equity	98,904	91,134

Total liabilities and shareholders' equity	$1,052,880	$847,182

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
(In Thousands Except for Share and Per Share Data)	(unaudited)	(unaudited)	(unaudited)

INTEREST INCOME
Interest and fees on loans	$9,256	$8,373	$35,702	$33,841

Interest on federal funds sold and bank balances	30	31	102	107

Interest on securities	853	489	2,697	1,928
Total interest income	10,139	8,893	38,501	35,876

INTEREST EXPENSE
Interest on deposits	709	720	2,981	3,486

Interest on other borrowings	90	61	292	226
Total interest expense	799	781	3,273	3,712
Net interest income	9,340	8,112	35,228	32,164

Provision for loan losses	-	-	-	675
Net interest income after provision for loan losses	9,340	8,112	35,228	31,489

NONINTEREST INCOME
Service charges and fees	170	196	695	691

Gain on sale of loans	4,832	2,929	15,146	21,109

Other Income	513	1,079	3,459	6,350
Total noninterest income	5,515	4,204	19,300	28,150

NONINTEREST EXPENSE
Salaries and benefits	5,955	4,749	22,654	25,289

Occupancy and equipment	739	618	2,821	2,579

Other operating expense	2,766	2,006	7,543	11,330
Total noninterest expense	9,460	7,373	33,018	39,198
Income before income tax	5,395	4,943	21,510	20,441

Income tax expense	1,880	1,749	7,585	7,234
NET INCOME	3,515	3,194	13,925	13,207

Earnings per common share:
Basic	$0.34	$0.31	$1.33	$1.28
Diluted	$0.34	$0.31	$1.33	$1.27

Average outstanding shares:
Basic	10,453,115	10,343,158	10,424,067	10,319,802
Diluted	10,489,516	10,406,086	10,466,841	10,403,155

Performance and Capital Ratios

	Three Months	Three Months	Three Months	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Dollars In Thousands Except Per Share Data)	2014	2014	2014	2014	2014	2013

Return on average assets (annualized)	1.39%	1.98%	1.30%	1.10%	1.45%	1.55%
Return on average equity (annualized)	13.98%	20.37%	12.93%	10.43%	14.47%	14.00%
Net interest margin	3.83%	3.78%	3.80%	3.78%	3.80%	3.85%
Efficiency ratio - Bank only	49.23%	47.37%	48.44%	50.98%	48.96%	49.50%
Total average equity to earning assets	10.32%	10.08%	10.38%	10.75%	10.37%	11.28%

Averages
Assets	$1,008,907	$997,080	$944,452	$879,984	$958,067	$854,572
Loans held for investment	740,883	726,985	720,634	698,429	721,863	648,744
Loans held for sale	37,848	40,780	27,502	18,708	31,288	42,667
Interest-bearing deposits & federal funds sold	47,156	51,134	42,055	39,251	44,939	46,217
Investment securities	148,010	141,649	121,080	102,398	128,446	97,260
Earning assets	974,796	960,912	912,889	861,170	927,845	836,129
Interest-bearing deposits	467,378	499,967	499,435	441,757	477,267	485,860
Total deposits	731,134	747,780	743,037	638,211	715,385	678,531
Repurchase agreements & federal funds purchased	21,143	19,955	20,082	23,374	21,129	25,524
Short-term borrowings	147,413	121,141	76,978	115,944	115,471	46,212
Equity	$100,558	$96,862	$94,800	$92,593	$96,227	$94,352

Banking segment - income before taxes	$4,938	$5,066	$4,704	$4,181	$18,889	$17,330
Mortgage segment - income before taxes	$725	$3,732	$583	$3	$5,043	$4,879
Wealth Management segment - loss before taxes	$(86)	$(108)	$(148)	$(8)	$(350)	$(751)
Other segments - loss before taxes	$(182)	$(1,076)	$(378)	$(436)	$(2,072)	$(1,017)

Allowance for loan losses/loans held for investment	1.73%	1.82%	1.78%	1.84%	1.73%	1.91%
Total NPA	1,622	1,826	1,872	2,510	1,622	2,535
NPA to total assets	0.15%	0.18%	0.19%	0.27%	0.15%	0.30%

Mortgage loan originations and brokered loans	$113,595	$114,931	$109,250	$70,570	$408,346	$574,951
Gain on sale of mortgage loans net hedging activity	$4,056	$4,280	$3,059	$1,384	$12,779	$23,998
Allowance for losses on mortgage loans sold	$1,198	$1,193	$4,633	$4,645	$1,198	$4,645

Wealth Management segment - assets under management	$450,372	$444,000	$454,000	$432,000	$450,372	$257,000

Book value per common share	$9.45	$9.55	$9.22	$9.00	$9.45	$8.79
Dividends paid per share	$0.14	$0.13	$0.12	$0.11	$0.50	$1.11

Composition of Loan Portfolio
	December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total
Commercial real estate - owner occupied	$199,442	25.68%	$195,104	26.83%	$190,895	25.79%	$204,725	28.56%	$196,804	28.65%
Commercial real estate - non-owner occupied	125,442	16.15	115,488	15.88	110,968	14.99	93,366	13.02	90,676	13.20
Residential real estate	194,208	25.01	191,658	26.36	179,018	24.19	176,914	24.68	173,639	25.27
Commercial	210,278	27.08	186,715	25.68	211,742	28.61	192,890	26.91	182,220	26.52
Real estate construction	41,085	5.29	31,463	4.33	40,520	5.47	42,766	5.97	38,842	5.65
Consumer	6,148	0.79	6,684	0.92	6,982	0.95	6,196	0.86	4,874	0.71
Total loans	$776,603	100.00%	$727,112	100.00%	$740,125	100.00%	$716,857	100.00%	$687,055	100.00%
Less allowance for loan losses	13,399		13,244		13,211		13,171		13,136
	$763,204		$713,868		$726,914		$703,686		$673,919

Composition of Deposits
	December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total
Demand deposits	$252,875	33.47%	$271,251	37.05%	$271,225	34.26%	$229,059	28.44%	$189,908	33.14%
Interest-bearing demand deposits	116,654	15.44	126,898	17.33	120,122	15.17	116,195	14.43	85,735	14.96
Savings and money market	116,906	15.48	116,361	15.90	115,365	14.57	123,358	15.32	114,169	19.93
CDARS-time deposits	148,142	19.61	96,703	13.21	155,480	19.64	200,142	24.85	47,535	8.30
Brokered deposits	13,344	1.77	11,830	1.62	13,334	1.68	13,709	1.69	14,103	2.46
Time deposits	107,522	14.23	109,028	14.89	116,227	14.68	122,961	15.27	121,522	21.21
Total Deposits	$755,443	100.00%	$732,071	100.00%	$791,753	100.00%	$805,424	100.00%	$572,972	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	December 31, 2014			December 31, 2013
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest earning assets:
Securities	$148,909	$853	2.29%	$98,089	$489	1.99%
Loans held for sale	37,848	388	4.10%	20,528	197	3.84%
Loans(1)	740,883	8,868	4.79%	667,146	8,176	4.90%
Interest-bearing balances and federal funds sold	47,156	30	0.25%	48,473	31	0.26%
Total interest earning assets	974,796	10,139	4.16%	834,236	8,893	4.26%
Noninterest earning assets:
Cash and due from banks	9,344			7,546
Premises, land and equipment	6,998			8,447
Other assets	31,061			12,023
Less: allowance for loan losses	(13,293)			(13,111)
Total noninterest earning assets	34,110			14,905
Total Assets	$1,008,906			$849,141

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$122,004	$67	0.22%	$81,509	$43	0.21%
Money market deposit accounts	116,129	59	0.20%	121,496	61	0.20%
Savings accounts	5,463	5	0.37%	2,647	2	0.30%
Time deposits	223,782	578	1.03%	202,613	614	1.21%
Total interest-bearing deposits	467,378	709	0.61%	408,265	720	0.71%
Borrowings:
FHLB Advances	147,413	85	0.23%	99,130	55	0.22%
Securities sold under agreements to repurchase and federal funds purchased	21,143	5	0.09%	25,145	6	0.10%
Total borrowings	168,556	90	0.21%	124,275	61	0.20%
Total interest-bearing deposits and borrowings	635,934	799	0.50%	532,540	781	0.59%
Noninterest-bearing liabilities:
Demand deposits	263,756			209,204
Other liabilities	8,658			11,634
Total liabilities	908,348			753,378
Shareholders' Equity	100,558			95,763
Total Liabilities and Shareholders' Equity:	$1,008,906			$849,141

Interest Spread(2)			3.66%			3.68%

Net Interest Margin(3)		$9,340	3.83%		$8,112	3.89%

(1)	Loans placed on nonaccrual status are included in loan balances.
(2)	Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Twelve Months Ended

	December 31, 2014			December 31, 2013
	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities	$129,755	$2,697	2.08%	$98,501	$1,928	1.96%
Loans held for sale	31,288	1,297	4.15%	42,667	1,505	3.53%
Loans(1)	721,863	34,405	4.77%	648,744	32,336	4.98%
Interest-bearing balances and federal funds sold	44,939	102	0.23%	46,217	107	0.23%
Total interest earning assets	927,845	38,501	4.15%	836,129	35,876	4.29%
Noninterest earning assets:
Cash and due from banks	8,925			9,852
Premises, land and equipment	7,995			8,480
Other assets	26,523			13,035
Less: allowance for loan losses	(13,221)			(12,924)
Total noninterest earning assets	30,222			18,443
Total Assets	$958,067			$854,572

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$114,853	$256	0.22%	$75,706	$148	0.20%
Money market deposit accounts	115,192	232	0.20%	120,307	282	0.23%
Savings accounts	3,884	14	0.36%	2,483	5	0.20%
Time deposits	243,338	2,479	1.02%	287,364	3,051	1.06%
Total interest-bearing deposits	477,267	2,981	0.62%	485,860	3,486	0.72%
Borrowings:
FHLB Advances	115,471	271	0.23%	43,077	97	0.23%
Securities sold under agreements to repurchase and federal funds purchased	21,129	21	0.10%	25,524	26	0.10%
Subordinated Debentures	-	-	0.00%	3,135	103	3.29%
Total borrowings	136,600	292	0.21%	71,736	226	0.32%
Total interest-bearing deposits and borrowings	613,867	3,273	0.53%	557,596	3,712	0.67%
Noninterest-bearing liabilities:
Demand deposits	238,118			192,671
Other liabilities	9,855			9,953
Total liabilities	861,840			760,220
Shareholders' Equity	96,227			94,352
Total Liabilities and Shareholders' Equity:	$958,067			$854,572

Interest Spread(2)			3.62%			3.63%

Net Interest Margin(3)		$35,228	3.80%		$32,164	3.85%
(1)	Loans placed on nonaccrual status are included in loan balances.
(2)	Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100